EXHIBIT 99.4


SCHEDULE IDENTIFYING THE DIFFERENCES BETWEEN THE OMNIBUS INSTRUMENT (THE "OMNIBUS INSTRUMENT") RELATING TO THE NOTES ISSUED BY THE TRUST IDENTIFIED ON THE COVER PAGE OF THE EXCHANGE ACT REPORT INTO WHICH THIS EXHIBIT 99.4 IS INCORPORATED BY REFERENCE (THE "TRUST") AND EXHIBIT 4.4 TO HARTFORD LIFE GLOBAL FUNDING TRUST 2006-001'S REPORT ON FORM 8-K FILED ON JULY 26, 2006 ("EXHIBIT 4.4"):

OMITTED DOCUMENT:

The Omnibus Instrument

DIFFERENCES:

The terms of the Omnibus Instrument vary from those contained in Exhibit 4.4 in the following manner:

1.   The trust listed in the Omnibus Instrument is the Trust.

2. The Formation Date is the Trade Date listed in the pricing supplement filed by Hartford Life Insurance Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the notes issued by the Trust (the "Pricing Supplement").

3.   The Issuance Date is the issuance date listed in the Pricing Supplement.

4. Unless otherwise specified in the Pricing Supplement, the party executing the Distribution Agreement as "Agent" is Bear Stearns & Co. Inc. in the case of an issuance of IncomeNotes(sm), and the first agent listed in the Pricing Supplement in the case of an issuance of secured medium-term notes.

5.   Exhibit A is the Pricing Supplement.

6. If the Issuance Date is after March 31, 2006, then the following additional differences are also present in the Omnibus Instrument:

     a. In the 1st paragraph of the Omnibus Instrument the principal amount of the Notes issued by the Trust is stated directly following the name of the Notes.

     b. In "SECTION A TRUST AGREEMENT": On Page 1 the date in the 6th paragraph is "December 2, 2005" and, on Page 2 the following "Additional Terms" has been added:

                  "Notwithstanding Section 2.05 of the Standard Trust Agreement Terms, the aggregate principal amount of the Notes is as set forth on the cover of this Omnibus Instrument."

     c. In "SECTION B INDENTURE": On Page 3 the date in the 4th paragraph is "February 27, 2006" and the following "Additional Terms" has been added:

                  "Notwithstanding Section 2.02 of the Standard Indenture Terms, the aggregate principal amount of the Notes is as set forth on the cover of this Omnibus Instrument."

     d. In "SECTION C DISTRIBUTION AGREEMENT": On Page 4 the date in the 4th paragraph is "March 30, 2006" and the section references in "PART 4. DELIVERY OPTIONS" and in the "REQUIRED DELIVERIES" section of "EXHIBIT B" are to "Sections 5.1, 5.2 and 5.5."

         On Page 5, Sections 5 and 6 have been renumbered as Sections 7 and 8 and the following new text is inserted:

                  "PART 5. CERTIFICATION. The Agent(s) certify that, as of the date hereof (i.e., the Formation Date) they have anti-money laundering policies and procedures in place in accordance with the requirements imposed by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), Pub. L, 107-56, 115 Stat. 380 (October 26,
          2001), or any rules or regulations promulgated thereunder, and the Foreign Assets Control Regulations issued by the Office of Foreign Assets Control of the United States Department of the Treasury (31 CFR
          Part 500), to the extent applicable to each such Agent. The Agent(s) also certify that, as of the date hereof (i.e., the Formation Date) and as of the Settlement Date, such Agent has implemented an anti-money laundering compliance program pursuant to NASD Rule 3011, to the extent applicable to such Initial Purchaser.

                  PART 6. TIME OF SALE. With Respect to the Notes, the "Time of Sale" is 1:00 p.m. (New York City time) on the Formation Date."

     provided that if a "Time of Sale" is specified in the Pricing Supplement, the time so specified replaces "1:00 p.m.," in Part 6 above, and further provided that if the Trust is Hartford Life Global Funding Trust 2006-043, then the Time of Sale is "10:30 A.M. (New York City Time) on April 13, 2006."

7. If the Issuance Date is September 15, 2004, then the following additional differences are also present in the Omnibus Instrument:

     a. In "SECTION A TRUST AGREEMENT": On Page 1 the date in the 6th paragraph is "July 27, 2004."

     b. In "SECTION B INDENTURE": On Page 3 the date in the 4th paragraph is "July 27, 2004."

     c. In "SECTION C DISTRIBUTION AGREEMENT": On Page 4 the date in the 4th paragraph is "July 27, 2004."

     d. Exhibit B to the Omnibus Instrument is replaced by the Exhibit B that is included as Exhibit 4.6 of the Trust's Exchange Act report into which this Exhibit 99.4 is incorporated by reference.

8. The additional opinions, negative assurances and/or comfort letter are required to be delivered on the issuance date are those additional opinions, negative assurances and/or comfort letter specified in the Pricing Supplement.

9. Any further terms and conditions as may be affected in any additional schedule, exhibit or similar attachment to said Omnibus Instrument as may be filed as an exhibit to the Exchange Act report into which this Exhibit
     99.4 is incorporated by reference.

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